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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 31, 2005


                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (Exact name of registrant as specified in its charter)


          Delaware                  333-113636              20-0842986
          --------                  ----------              ----------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


       383 Madison Avenue
       New York, New York                                      10179
       ------------------                                      -----
(Address of Principal Executive                              (Zip Code)
           Offices)


Registrant's telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 9.01(c).     Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of January 1, 2005, among Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, as depositor, EMC Mortgage Corporation, a Delaware corporation, as seller and as company, Wells Fargo Bank, National Association, a national banking association, as master servicer and as securities administrator and U.S. Bank National Association, as trustee.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                      BEAR STEARNS ASSET BACKED
                                                      SECURITIES I LLC


                                                      By: /s/ Baron Silverstein
                                                         -----------------------
                                                      Name:  Baron Silverstein
                                                      Title: Vice President


Dated: February 15, 2005

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                                  EXHIBIT INDEX


            Item 601 (a) of    Sequentially
Exhibit     Regulation S-K     Numbered
Number      Exhibit No.        Description                 Page
------      -----------        -----------                 ----
1           4                  Pooling and Servicing       5
                               Agreement